TETON Westwood

Balanced Fund

A series of The TETON Westwood Funds

SUMMARY PROSPECTUS January 28, 2013

Class AAA (WEBAX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated January 28, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Balanced Fund (the “Fund”) seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount redeemed)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Distribution (Rule 12b-1) Expenses	0.25%
Other Expenses	0.27%

Total Annual Fund Operating Expenses	1.27%

Expense Example

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$129	$403	$697	$1,534

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a combination of equity and debt securities. The Fund is primarily equity-oriented, and uses a top-down approach in seeking to provide equity-like returns but with lower volatility than a fully invested equity portfolio. Westwood Management Corporation, the Fund’s sub-adviser (the “Sub-Adviser”) will typically invest 30% to 70% of the Fund’s assets in equity securities and 70% to 30% in debt securities, and the balance of the Fund’s assets in cash or cash equivalents. The actual mix of assets will vary depending on the Sub-Adviser’s analysis of market and economic conditions.

The Fund invests in stocks of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years. The Sub-Adviser chooses stocks of seasoned companies with proven records and above-average earnings growth potential. The Sub-Adviser has disciplines in place that serve as sell signals such as a security reaching a predetermined price target, a change to a company’s fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.

The debt securities held by the Fund are investment grade securities of corporate and government issuers and commercial paper and mortgage- and asset-backed securities. Investment grade debt securities are securities rated in one of the four highest ratings categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”). There are no restrictions on the maximum or minimum maturity of any individual security that the Fund may invest in.

The Fund may also invest up to 25% of its total assets in foreign equity securities and in European Depositary Receipts (“EDRs”) or American Depositary Receipts (“ADRs”). The Fund may also invest in foreign debt securities.

You May Want to Invest in the Fund if:

•	you are a long-term investor
•	you seek both growth of capital and current income
•	you want participation in market growth with some emphasis on preserving assets in “down” markets

Principal Risks

The Fund is subject to the risk that its allocations between equity and debt securities may underperform other allocations. The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Your investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth more or less than what you paid for them.

Investing in the Fund involves the following risks:

•	Management Risk. If the portfolio managers are incorrect in their assessment of the securities the Fund holds, then the value of the Fund’s shares may decline.

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Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Interest Rate Risk, Maturity Risk, and Credit Risk.    When interest rates decline, the value of the portfolio’s debt securities generally increases. Conversely, when interest rates rise, the value of the portfolio’s debt securities generally declines. The magnitude of the increase or decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a debt security will not be able to make interest and principal payments when due.

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Pre-Payment Risk.    The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to invest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return, and share price.

Performance

The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index and other relevant indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

TETON WESTWOOD BALANCED FUND

(Total returns for Class AAA Shares for the Years Ended December 31)

During the periods shown in the bar chart, the highest return for a quarter was 9.64% (quarter ended June 30, 2003) and the lowest return for a quarter was (11.20)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the periods ended December 31, 2012)	Past One Year	Past Five Years	Past Ten Years
TETON Westwood Balanced Fund Class AAA Shares
Return Before Taxes	10.71%	1.61%	6.20%
Return After Taxes on Distributions	10.78%	1.35%	5.37%
Return After Taxes on Distributions and Sale of Fund Shares	7.60%	1.35%	5.21%
Indexes (reflects no deduction for fees, expenses or taxes)
Barclays Government/Credit Bond Index	4.82%	6.06%	5.25%
S&P 500 Index	16.00%	1.66%	7.10%
60% S&P 500 Index and 40% Barclays Government/Credit Bond Index	11.53%	3.42%	6.36%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Teton Advisors, Inc. serves as the Adviser to the Fund.

The Sub-Adviser. Westwood Management Corp. serves as Sub-Adviser for the Fund.

The Portfolio Managers. Mr. Mark R. Freeman, CFA, Executive Vice President and Chief Investment Officer of the Sub-Adviser, has managed the Fund since 2012. Mr. Jay K. Singhania, CFA, Senior Vice President, has managed the Fund since 2012. Mr. Todd L. Williams, CFA, Senior Vice President, has managed the Fund since 2012. Mr. Scott D. Lawson, CFA, Vice President and Senior Research Analyst, has managed the Fund since 2012. Ms. Lisa Dong, CFA, Senior Vice President and Product Director, has managed the Fund since 2012.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by Internet, by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

708 2013

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